UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

____________

FORM 8-K

CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) April 26, 2013

MGT Capital Investments, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-26886	13-4148725
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 Mamaroneck Avenue, Suite 204, Harrison, NY 10528

(Address of principal executive offices, including zip code)

(914) 630-7431

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 Entry into a Material Definitive Agreement

On April 22, 2013, the Company entered into a Securities Purchase Agreement (the “Agreement’) by and among the Company, MGT Sports, Inc., FANTD, LLC and certain members of FANTD, LLC. The Agreement provides for the Company’s purchase, through its wholly-owned subsidiary MGT Sports, Inc. of 63% of the outstanding membership interests of FANTD, LLC in exchange for an aggregate of $202,500 in cash and 600,000 shares of common stock. The Agreement is filed as an exhibit to this Form 8-K.

Item 9.01 Financial Statements and Exhibits

(d) Exhibit

10.1 Securities Purchase Agreement dated April 22, 2013, by and among the Company, MGT Sports, Inc., FANTD, LLC and certain members of FANTD, LLC.

99.1 Press Release dated April 22, 2013.

SIGNATURES

                    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: April 26, 2013

MGT Capital Investments, Inc. By: /s/ Robert B. Ladd Name: Robert B. Ladd Title: President and Chief Executive Officer